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LETTER OF TRANSMITTAL
TO TENDER SHARES OF COMMON STOCK
of
AB ELECTROLUX

Pursuant to its Offer to Purchase, dated May 4, 2004

      THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON TUESDAY, JUNE 1, 2004

The Rights Agent for the Offer is:

THE BANK OF NEW YORK

By Mail:	By Hand or Overnight Courier:
Tender & Exchange Department P.O. Box 11248 Church Street Station New York, New York 10286-1248	Tender & Exchange Department 101 Barclay Street Receive and Deliver Window, 1E New York, New York 10286

Facsimile Number:
(For Eligible Institutions only)

212-815-6433

For confirmation of Facsimile

212-815-6212

        CAPITALIZED TERMS USED IN THIS LETTER OF TRANSMITTAL AND NOT OTHERWISE DEFINED HEREIN HAVE THE MEANING ASCRIBED THERETO IN AB ELECTROLUX'S OFFER TO PURCHASE, DATED MAY 4, 2004.

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

        This Letter of Transmittal is to be used to tender Shares pursuant to the Offer. No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be redeemed.

  ☐
  CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s)

    Window Ticket No. (if any)

    Date of Execution of Notice of Guaranteed Delivery

        In order to tender Shares pursuant to the Offer, a tendering U.S. Shareholder must complete the following items, and otherwise duly complete and sign this Letter of Transmittal in accordance with the instructions set forth herein and in the Offer to Purchase.

NOTE: SIGNATURES MUST BE PROVIDED BELOW
AND MAY BE REQUIRED TO BE GUARANTEED.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        The undersigned hereby tenders to the Depositary, on behalf of AB Electrolux, a company organized under the laws of Sweden (the "Company"), the number of Shares indicated herein, upon the terms and subject to the conditions set forth in the Company's Offer to Purchase, dated May 4, 2004, receipt of which is hereby acknowledged, and upon the terms and subject to the conditions set forth in this Letter of Transmittal (which, together with the "Letter of Transmittal To Tender American Depositary Shares ("ADSs")", and the Offer to Purchase, constitute the "Offer").

        Subject to and effective upon acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered hereby and irrevocably constitutes and appoints the Depositary, on behalf of the Company, the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms and subject to the conditions of the Offer.

        The undersigned hereby represents and warrants that the undersigned has a net long position (within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended) in (i) the Class A Shares and Class B Shares at least equal to the respective number of Class A Shares and Class B Shares being tendered hereunder, (ii) at least 20 Rights for each Share tendered up to the first 50 Shares tendered and (iii) at least 20 Class A Rights for each additional Class A Share tendered and at least 20 Class B Rights for each additional Class B Share tendered, and has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when the same are accepted for payment, good and unencumbered title thereto will be acquired, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver all additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and has read, understands and agrees to be bound by, all the terms and conditions of the Offer.

        The undersigned understands that under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or payment for, Shares tendered. The undersigned understands that tenders of Shares pursuant to any of the procedures described in "The Offer—Procedure for Tendering Shares and ADSs" in the Offer to Purchase and in the instructions hereto will constitute an agreement by the undersigned to be subject to the terms and conditions of the Offer.

        The undersigned acknowledges that payment of the Redemption Price for each Share, other than Underlying Shares represented by ADSs, tendered by an U.S. Shareholder will be made in Swedish kronor and paid either (i) into a bank account linked to the U.S. Shareholder's VP-account; or if no bank account is linked to the U.S. Shareholder's VP-Account (ii) by way of a check in Swedish kronor mailed to the address registered with the VPC; or in the case of nominee-registered U.S. Shareholders (iii) by way of the normal procedures already established with such nominee.

        All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

1.	Number of Class A Shares being tendered:	(Number)
2.	Number of Class B Shares being tendered:	(Number)
3.
Number of Rights (representing 1,000 Rights (which may be either Class A Rights or Class B Rights) for the first 50 Shares (which may be either Class A Shares or Class B Shares) tendered, and 20 Class A Rights for each additional Class A Share or 20 Class B Rights for each additional Class B Share being tendered) which, pursuant to the terms and conditions of the Offer, are hereby authorized to be transferred to AB Electrolux in connection with the tender of Class A Shares or Class B Shares:
(Number)	Class A Rights	(Number)	Class B Rights

  (Note: The number of Class A Rights being used to redeem the Class A Shares and the number of Class B Rights being used to redeem Class B Shares tendered hereunder must be exactly 20 times the number of Class A Shares or Class B Shares (as applicable) as stated in items 1 and 2 above; provided that, for the first 50 Shares tendered, either Class A Rights or Class B Rights may be used).

  4.
  VP-account number in which the Class A Shares or Class B Shares being tendered, and Rights which, pursuant to the terms and conditions of the Offer, are hereby authorized to be transferred to AB Electrolux in connection with the tender of Class A Shares or Class B Shares, are held:

    VP-account number:

    0 0 0    -             -

  (Note: If the above VP-account is a so-called transfer account, please ask your bank to re-register it as soon as possible).

  5.
  Please provide the following details and sign in the place indicated below:
   Information pertaining to the shareholder.
  (Note: The information required by this item 5 must be provided)

Personal number/Organization number	Daytime telephone

Last name/Company name	First name

Mailing address (Street, box, etc.)	Date

Signature of shareholder (or legal guardian of a minor)

  6.
  If the Class A Shares or Class B Shares being tendered hereunder are pledged as collateral, the holder of the pledge must provide the following details and sign in the place indicated below:

  Information pertaining to the pledgee (where appropriate).

Personal number/Organization number	Daytime telephone

Last name	First name

Mailing address (Street, box, etc.)	Date

Postal Code	City/town

Place	Date

Signature of pledgee

INSTRUCTIONS TO LETTER OF TRANSMITTAL
FORMING A PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.     Guarantee of Signatures.

        No signature guarantee on this Letter of Transmittal is required if (a) this Letter of Transmittal is signed by the registered holder(s), or (b) if such Shares are tendered for the account of a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States (each an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) which is an Eligible Institution.

2.     Delivery of Letter of Transmittal.

        In order to tender Shares pursuant to the Offer, a tendering holder must properly complete and duly execute this Letter of Transmittal, and deliver it together with any other documents required by this Letter of Transmittal to the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal on or prior to 12:00 midnight, New York City time on the Expiration Date of June 1, 2004. Shareholders who (i) have purchased Class A Shares or Class B Shares to be delivered in connection with the tender of such Shares, but who have not been registered by VPC as the owner of such Shares, and who will not be so registered as the owner thereof prior to 12:00 midnight, New York City time on the Expiration Date of June 1, 2004, and (ii) who will nevertheless be registered by the VPC as the owner of such Shares within three Stockholm Stock Exchange trading days after 12:00 midnight, New York City time on the Expiration Date of June 1, 2004, may tender such Shares pursuant to the guaranteed delivery procedure described under the caption "The Offer—Procedure for Tendering Shares and ADSs" in the Offer to Purchase. Pursuant to such procedure, a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Depositary prior to 12:00 midnight, New York City time on the Expiration Date of June 1, 2004, and a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, and any other documents required by the Letter of Transmittal, must be received by the Depositary within three Stockholm Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery.

        Only Shares may be tendered into the Offer pursuant to this Letter of Transmittal. A holder of ADSs desiring to accept the Offer should properly complete and duly execute the "Letter of Transmittal To Tender American Depositary Shares ("ADSs")", by which such holder may tender ADSs into the Offer. Holders of ADSs may not tender ADSs into the Offer pursuant to this Letter of Transmittal. See "The Offer—Procedure for Tendering Shares and ADSs" in the Offer to Purchase.

        The method of delivery of this Letter of Transmittal is at the option and risk of the tendering holder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the Depositary. Delivery will be deemed made only when actually received by the Depositary. No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be redeemed. By executing this Letter of Transmittal (or a manually signed facsimile thereof), a tendering holder waives any right to receive any notice of the acceptance for payment of Shares.

3.     Stock Transfer Taxes.

        Except as provided in this Instruction, the Company will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order, pursuant to the Offer. If however, payment of the Redemption Price (less than the amount of any U.S. backup withholding tax which may be required to be withheld, or any Swedish tax withheld prior to delivery of the Redemption Price) is to be made to, or Shares not validly tendered or not redeemed are to be returned in the name of, any person other than the registered holder(s), or tendered Shares are registered in the name of a person other than the name of the person(s) signing this Letter of Transmittal, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the Redemption Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom is submitted.

4.     United States Federal Income Tax Backup Withholding.

        Under U.S. federal income tax laws, a payer is required to withhold 28% of the amount of any payments made pursuant to the Offer unless certain requirements are satisfied. In order to avoid such withholding, a tendering holder of Shares must complete the Substitute Form W-9 set forth below and return it to the Depositary. Certain U.S. persons (including, among others, corporations) are not subject to backup withholding and should indicate their exempt status on Substitute Form W-9. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number (a "TIN") if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines of Taxpayer Identification Number on Substitute Form W-9. Please see "Important Tax Information" below and the instructions in Part I of the Substitute Form W-9 if the holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN prior to payment. If the relevant payer is not provided with a TIN by the time of payment the payer will withhold 28% on all such payments. If the correct TIN is not provided in accordance with terms of the Offer and the tendering holder of Shares is not an exempt recipient, the holder may be subject to both civil and criminal penalties, and payments that are made to such holder pursuant to the Offer may be subject to backup withholding.

        A non-U.S. person may qualify as an exempt recipient for backup withholding and information reporting purposes by properly completing an IRS Form W-8 (generally IRS Form W-8BEN), signed under penalties of perjury, certifying the holder's non-U.S. status. The applicable IRS Form W-8 and instructions thereto can be obtained from United States Internal Revenue Service website at www.irs.gov.

        U.S. Holders are strongly urged to consult their own tax advisors as to the U.S. federal, state and local tax consequences, as well as to any Swedish tax consequences, of their receipt, exercise and disposition of the Rights or ADS Rights and the disposition or redemption of ADSs or Shares, whether or not pursuant to the Offer. Other persons are also urged to consult their own tax advisors as to the overall tax consequences of their receipt, exercise and disposition of the Rights or ADS Rights and the disposition or redemption of Shares and ADSs. Holders also should consult their own tax advisors as to the requirement to furnish a Substitute Form W-9 or an IRS Form W-8BEN and as to the availability of any exemption from backup withholding and the procedure for obtaining such exemption. In this regard, no employee of the Company has been authorized to provide any tax advice.

5.     Irregularities.

        All questions as to the Redemption Price, the deductions, if any, to be made from the Redemption Price, the number of Shares tendered and accepted, the form of documents, and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any defect or irregularity in the tender of any particular Shares, and the Company's interpretations of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Depositary, the Information Agent nor any other person is or will be obliged to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

6.     Requests for Assistance or Additional Copies.

        For holders of Shares, questions and requests for assistance may be directed to the Information Agent at its address or telephone number set forth below. Additional copies of this Offer to Purchase, this Letter of Transmittal and other related materials may be obtained from the Information Agent or brokers, dealers, commercial banks and trust companies. For a holder of ADSs, questions and requests for assistance or for copies of the "Letter of Transmittal To Tender American Depositary Shares ("ADSs")", may be directed to the Information Agent. Holders of ADSs may not tender into the Offer by executing and delivering this Letter of Transmittal. ADSs may only be tendered into the Offer by properly completing and duly executing the "Letter of Transmittal To Tender American Depositary Shares ("ADSs")", or by complying with the guaranteed delivery procedure described in the Offer to Purchase.

  SIGN HERE
  (Complete Substitute Form W-9)

(Signature(s) of Owners(s)
Name(s):
(Please Print)
Capacity (full title)
Address:

(Include Zip Code)
Area Code and Telephone Number:

Dated:	, 2004
Tax ID No. or Social Security No.

Must be signed by registered holder(s) exactly as name(s) appear(s) in the VP-account stated herein. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title.

  GUARANTEE OF SIGNATURE(S)
  (If required; see Instruction 1)

  FOR USE BY FINANCIAL INSTITUTIONS ONLY.

Authorized Signature:
Name:
Title:
Name of Firm:
Address:

Area Code and Telephone Number:

Dated:	, 2004

IMPORTANT TAX INFORMATION

        In order to avoid "backup withholding" of U.S. federal income tax at a current rate of 28% on the Redemption Price paid pursuant to this Offer, each holder must, unless an exemption applies, provide its correct Taxpayer Identification Number (the "TIN") on Substitute Form W-9 included herein and certify, under penalties of perjury, that such TIN is correct and that it is not subject to backup withholding. If a holder has been notified by the U.S. Internal Revenue Service (the "IRS") that the holder is subject to backup withholding, the holder must cross out item (2) of the Certification box of the Substitute Form W-9, unless the holder has since been notified by the IRS that the holder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder to a $50 penalty imposed by the IRS and to U.S. federal backup withholding at a rate of 28% on the cash payments made to the holder in respect of this Offer. If the tendering holder has not been issued a TIN and has applied for one or intends to apply for one prior to the payment, the holder should write "Applied For" in the space provided in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I, but the TIN has not been received by the payer of the proceeds prior to the date that payment is to be made, the payer will deduct from the payment and remit to the IRS as backup withholding cash equal to 28% of the U.S. dollar value of the gross proceeds. Persons supplying a TIN to the payer subsequent to the completion of this letter of transmittal and the Substitute Form W-9, which is an integral part thereof, must supply the TIN on an IRS Form W-9 that can be obtained from the IRS website (www.irs.gov). In order to avoid backup withholding, the Form W-9 and TIN must be received by the payer prior to the date that payment is to be made.

        Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be applied for from the IRS. See "The Offer—Certain U.S. Federal and Swedish Income Tax Consequences to U.S. Holders" in the Offer to Purchase.

        If the Shares are in more than one name or are not in the name of the actual owner, such holder should consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

        If a holder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such statement, a $500 penalty may be imposed by the IRS. In addition, wilfully falsifying certifications or affirmations may subject a holder to criminal penalties including fines and/or imprisonment.

        Certain holders (including, among others, corporations) are not subject to backup withholding and should indicate their exempt status in Part II of the Substitute Form W-9.

        Non-U.S. persons:    A non-U.S. individual or non-U.S. entity may qualify as an exempt recipient for backup withholding and information reporting purposes by completing an IRS Form W-8 (generally IRS Form W-8BEN), signed under penalties of perjury, certifying the holder's non-U.S. status. A copy of IRS Form W-8BEN, instructions thereto and other applicable W-8 forms can be obtained from the IRS website (www.irs.gov).

        A holder should consult its own tax advisor as to the requirement to furnish a Substitute Form W-9 or an IRS Form W-8BEN and as to the availability of any exemption from backup withholding and the procedure for obtaining any such exemption.

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer's Request for Taxpayer Identification Number (TIN) and Certification	Part I Taxpayer Identification Number. For all accounts, enter your name and taxpayer identification number in the box at right. (For most individuals, this is your social security number. If you do not have a number, see "Obtaining a Number" in the enclosed Guidelines.) Certify by signing and dating below.

Note: If the account is in more than one name, see the chart in the enclosed Guidelines to determine which number to give the payer.	Name AND Social security number OR Employer identification number (If awaiting TIN write "Applied For")
Part II For Payees Exempt from Backup Withholding, write "Exempt" in this section and sign and date below. See the enclosed Guidelines and complete as instructed therein.
Certification Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions    You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
(Also see instructions in the enclosed Guidelines.)
SIGNATURE: DATE: , 2004
NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE IRS AND BACKUP WITHHOLDING OF 28% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THIS OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.
NOTE:
IF YOU ARE AWAITING A TAXPAYER IDENTIFICATION NUMBER, BACKUP WITHHOLDING OF 28% WILL BE IMPOSED ON ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THIS OFFER UNLESS YOU PROVIDE YOUR TIN TO THE PAYER PRIOR TO THE DATE ANY SUCH PAYMENT IS TO BE MADE.

        For additional information or assistance, you may contact the Information Agent at:

Morrow & Co., Inc.
445 Park Avenue, 5th Floor
New York, NY 10022
(212) 754-8000
Stockholders Please Call Toll Free: (800) 607-0088
Banks and Brokerage Firms Please Call: (800) 854-2468
E-mail: elux.info@morrowco.com

GUIDELINES FOR CERTIFICATION OF TAXPAYER
IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

        Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer.—Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

For this type of account		Give the NAME and SOCIAL SECURITY number of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under State law	The actual owner(1)
5.	Sole proprietorship	The owner(3)
For this type of account:		Give the NAME and EMPLOYER IDENTIFICATION number of:
6.	Sole proprietorship or single-owner LLC	The owner(3)
7.	A valid trust, estate, or pension trust	The legal entity(4)
8.	Corporate or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization account	The organization
10.	Partnership	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agriculture program payments	The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's social security number.

(3)
You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).

(4)
List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

        Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER
IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number, obtain Form SS-5, Application for a Social Security Card (for individuals), at the local Social Security Administration office, or obtain Form W-7, Application for IRS Individual Taxpayer Identification Number (for resident aliens who are not eligible for a social security number) or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), by calling 1 (800) TAX-FORM (1-800-829-3676) or from the IRS's web site at www.irs.gov, and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from withholding include:

  •
  An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

  •
  The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

  •
  An international organization or any agency or instrumentality thereof.

  •
  A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

  •
  A corporation.

  •
  A financial institution.

  •
  A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

  •
  A real estate investment trust.

  •
  A common trust fund operated by a bank under Section 584(a).

  •
  An entity registered at all times during the tax year under the Investment Company Act of 1940.

  •
  A middleman known in the investment community as a nominee or a custodian.

  •
  A futures commission merchant registered with the Commodity Futures Trading Commission.

  •
  A foreign central bank of issue.

  •
  A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends generally exempt from backup withholding include:

  •
  Payments to nonresident aliens subject to withholding under Section 1441.

  •
  Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

  •
  Payments of patronage dividends not paid in money.

  •
  Payments made by certain foreign organizations.

  •
  Section 404(k) payments made by an ESOP.

Payments of interest generally exempt from backup withholding include:

  •
  Payments of interest on obligations issued by individuals.

Note: You may be subject to backup withholding if this interest in the course of your trade or business is $600 or more and you have not provided your correct taxpayer identification number to the payer.

  •
  Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

  •
  Payments described in Section 6049(b)(5) to non resident aliens.

  •
  Payments on tax-free covenant bonds under Section 1451.

  •
  Payments made by certain foreign organizations.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

EXEMPT PAYEES DESCRIBED ABOVE MUST FILE FORM W-9 OR A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART II OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Privacy Act Notice.—Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers may also disclose this information to other countries under a tax treaty or to federal and state agencies to enforce federal non-tax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1)
Failure to Furnish Taxpayer Identification Number—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)
Civil Penalty for False Information with Respect to Withholding—If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)
Criminal Penalty for Falsifying Information—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4)
Misuse of Taxpayer Identification Number—If the payer discloses or uses taxpayer identification numbers in violation of federal law, the payer may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE

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NOTE: SIGNATURES MUST BE PROVIDED BELOW AND MAY BE REQUIRED TO BE GUARANTEED. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
INSTRUCTIONS TO LETTER OF TRANSMITTAL FORMING A PART OF THE TERMS AND CONDITIONS OF THE OFFER
IMPORTANT TAX INFORMATION
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 Page 2